UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   APRIL 24, 2008
                                                   --------------

          NELNET STUDENT LOAN TRUST 2008-3, ISSUING ENTITY (Exact name of registrant as specified in its charter)
                   Nelnet Student Loan Funding, LLC, Depositor
                              Nelnet, Inc., Sponsor

            DELAWARE                   333-144431-03             75-2997993
            --------                   -------------             ----------
  (State of other jurisdiction          (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA                    68508
--------------------------------------------------------------------------------
               (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (402) 434-7140
                                                   -----------------------------


               (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into a Trust Agreement with M&T Trust Company of Delaware, as Delaware Trustee (the "Trust Agreement"), as of April 11, 2008, creating Nelnet Student Loan Trust 2008-3. Effective April 15, 2008, Nelnet Student Loan Trust 2008-3 entered into an Indenture of Trust dated as of April 15, 2008, with Zions First National Bank, as indenture trustee and eligible lender trustee (the "Indenture"). On April 18, 2008, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, Barclays Capital Inc., Dexia Bank Belgium SA/NV, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc. and SG Americas Securities, LLC (the "Underwriting Agreement"). The Trust Agreement, the Indenture and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2008-3's issuance of $1,450,611,000 of its student loan asset-backed notes on April 24, 2008. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on April 22, 2008. Nelnet Student Loan Trust 2008-3 deposited $1,336,125,624 of the net proceeds from the sale of the notes, and an additional $58,414,603 contributed to the trust by Nelnet, Inc., in the Acquisition Fund on the closing date. Of this amount, on the closing date Nelnet Student Loan Trust 2008-3 used $954,540,227 to purchase student loans and deposited $440,000,000 in the Prefunding Account of the Acquisition Fund.

        The following agreements were also executed and delivered as of April 15, 2008 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2008-3 acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Funding, acting by and through Zions First National Bank as eligible lender trustee; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2008-3 and Nelnet Funding; (c) the Subservicing Agreement by and between National Education Loan Network, Inc. and Nelnet, Inc.; and (d) the Administration Agreement among Nelnet Student Loan Trust 2008-3, M&T Trust Company of Delaware, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Funding, Barclays Capital Inc., Dexia Bank Belgium SA/NV, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc. and SG Americas Securities, LLC, dated as of April 18, 2008 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Trust 2008-3 and Zions First National Bank, dated as of April 15, 2008 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and M&T Trust Company of Delaware, as Delaware trustee, dated as of April 11, 2008 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2008-3, acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Student Loan Funding, LLC, acting by and through Zions First National Bank as eligible lender trustee, dated as of April 15, 2008 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2008-3 and Nelnet Student Loan Funding, LLC, dated as of April 15, 2008 (filed herewith).

99.3 Subservicing Agreement dated as of April 15, 2008, between National Education Loan Network, Inc. and Nelnet, Inc. (filed herewith).

99.4 Administration Agreement among Nelnet Student Loan Trust 2008-3, M&T Trust Company of Delaware, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of April 15, 2008 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NELNET STUDENT LOAN TRUST
                                         2008-3

                                         By: NELNET STUDENT LOAN FUNDING, LLC,
                                             Depositor


                                         By: NELNET STUDENT LOAN FUNDING
                                             MANAGEMENT CORPORATION, as
                                             Manager



                                         By: /s/ Thomas G. McCurley
                                        ----------------------------------------
                                            Thomas G. McCurley
                                            Assistant Vice President

 Dated:  April 30, 2008

                                  EXHIBIT INDEX



               EXHIBIT


(1.1)  Underwriting Agreement
(4.1)  Indenture of Trust
(4.2)  Trust Agreement
(99.1) Loan Purchase Agreement
(99.2) Master Servicing Agreement
(99.3) Subservicing Agreement
(99.4) Administration Agreement